Exhibit 99.1

Exhibit 99.1

Omni Financial l Services Inc.

NASDAQ: OFSI

Forward Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Omni Financial Services, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Omni’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Omni’s operating results in documents filed by Omni Financial Services, Inc. with the Securities and Exchange Commission. Omni Financial Services, Inc. assumes no duty to update the forward-looking statements made in this presentation.

# Omni – A History of Executing on Opportunities

- 1992: Commenced operations as a private redevelopment lender in Atlanta
- 1992 – 2000: Developed and implemented proprietary community redevelopment lending model



Total Assets ($ in mm)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
March 2000: Completed acquisition of United National Bank, a troubled, minority-owned bank in Fayetteville, NC
March 2001: Formed Omni Community Development Corporation
December 2002: Established Omni Capital, a small business lending and commercial leasing division
June 2004: Acquired Florida banking charter and opened a branch in Tampa
December 2004: Opened Chicago LPO
June 2005: Chicago LPO converted into full-service branch
July 2005: Acquired Georgia Community Bank, a three year-old troubled financial institution in Dalton, GA
October 2006: IPO, $33million capital infusion
November 2006: Opened Philadelphia LPO
April 2007: Opened Dallas LPO
July 2007: Texas banking charter approved. Full service branch opened in Dallas.

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# Overview

IPO Date: September 28, 2006

Shares Outstanding(2): 11,113,148

NASDAQ Symbol: OFSI

Market Capitalization(1): $74.9 million

Average Daily Volume(3): 8,565

Insider Ownership(1): 58.38%

## Strong Organic Growth Potential

- Current markets
  - Atlanta
  - Chicago
  - Tampa
  - Philadelphia
  - Birmingham
  - Dallas, TX
  - Houston, TX
  - Fayetteville, NC
  - Charlotte
  - Dalton, GA

- Diverse Business Lines
  - Redevelopment Lending Group
  - Commercial Lending: Real Estate, C&I
  - Leasing Division
  - Warehouse Lending
  - Retail
    - Consumer
    - Mortgages

Notes:
(1) As of 10/31/07
(2) As of 9/30/07
(3) Last 13 weeks per NASDAQ at 10/31/07

Omni Financial Services Inc.

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# Balance Sheet Growth

***Unique Business Model and Attractive Markets have Yielded Impressive Growth***

- 26% 2007 YTD'07 net loan growth
- 42% net loan growth vs September 2006



Total Assets ($ in millions)
CAGR: 37.1% (1)
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$144.5
$212.3
$317.7
$477.0
$702.8
$887.0
2002
2003
2004
2005
2006
YTD 07



Net Loans ($ in millions)
CAGR: 37.8% (1)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$103.6
$153.4
$222.6
$322.8
$494.8
$653.8
2002
2003
2004
2005
2006
YTD 07

(1) 5.75 year CAGR measured through September 30, 2007

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Omni Financial Services Inc.

ProfitabilityGrowth in Net Income and Diluted EPS (1)(2) is Our Primary Focus$536$1,500$3,295$3,385$5,615$4,161$4,833$0$1,000$2,000$3,000$4,000$5,000$6,00020022003200420052006YTD 06YTD 07Net Income ($ in thousands)?16.0% YTD 2007 net income growth (3)(1) Net Income and Fully Diluted EPS presented on a pro forma tax equivalent basis(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government(3) Versus the nine months ended September 30, 2006 after adjusting for Q106 $3.69M tax credit(4) 50% additional common shares issued October 20065-year CAGR: 79.9%$0.11$0.23$0.50$0.51$0.66$0.55$0.42$0.00$0.10$0.20$0.30$0.40$0.50$0.60$0.7020022003200420052006YTD 06YTD 07Fully Diluted Earnings Per Share (4)5-Year CAGR: 45.9%

Profitability

0.00%2.00%4.00%6.00%8.00%10.00%12.00%

Earning Asset Yield Cost of Funds Net Interest Margin

Earning Asset Yield 8.74% 9.31% 9.29%9.42%9.56%9.77%9.55%Cost of Funds4.17%4.53%4.92%4.99%5.11%5.22%5.22%Net Interest Margin4.96%5.06%4.69%5.00%4.98%5.02%4.74%Q1 06Q2 06Q3 06Q4 06Q1 07Q2 07Q3 07

Net Interest Margin calculated on a fully tax equivalent basis

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